                                                                     Exhibit d.4
                               AUCTION PREFERRED
                   SHARE(S) OF BENEFICIAL INTEREST, SERIES A

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
   1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72201A 20 2
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                         PIMCO MUNICIPAL INCOME FUND III
                                SHARE CERTIFICATE



          This certifies that Cede & Co. is the owner of ___________________ (______) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series A, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund III, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of August 20, 2002, establishing PIMCO Municipal Income Fund III, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund III, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:

_______________________________    ______________________       ________________

     Authorized Signature                Treasurer                  President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series A, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund III.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation         Equivalent                                         Abbreviation                Equivalent
------------         ----------                                         ------------                ----------
JT TEN               As joint tenants, with rights of survivorship      TEN IN COM                  As tenants in common
                     and not as tenants in common                       TEN BY ENT                  As tenants by the entireties
                                                                        UNIF TRANSFERS MIN ACT      Uniform Transfers to Minors Act

Abbreviation         Equivalent                                         Abbreviation                Equivalent
------------         ----------                                         ------------                ----------
ADM                  Administrator(s)                                   FDN                         Foundation
                     Administratrix                                     PL                          Public Law
AGMT                 Agreement                                          TR                          (As) trustee(s) for, of
CUST                 Custodian for                                      UA                          Under Agreement
EST                  Estate, Of estate of                               UW                          Under will of, Of will of,
EX                   Executor(s), Executrix                                                         Under last will & testament
FBO                  For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received, ____________________ hereby sell, assign and transfer
unto:                           (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ___________________         _______________________________________________
                                 Please Print or Typewrite Name and Address
                                 (including postal Zip Code of Assignee)

     ___________________________________________________________________________

     ___________________________________________________________________________

     ________________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________, ______
                                   Signature(s)_________________________________
Signature Guaranteed By                        (The signature of this assignment
                                                must correspond exactly with the
                                                name as written upon the face of
                                                this Certificate in every
                                                particular, without alteration
                                                or enlargement or any change
                                                whatsoever. If more than one
                                                owner, all must sign).

___________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES B

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
  1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 722014 30 1
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                         PIMCO MUNICIPAL INCOME FUND III
                                SHARE CERTIFICATE


     This certifies that Cede & Co. is the owner of ___________________ (______) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series B, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund III, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of August 20, 2002, establishing PIMCO Municipal Income Fund III, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund III, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
   Deutsche Bank Trust Company Americas
   (New York, New York)
   Transfer Agent and Registrar

BY:


_________________________          _______________             _________________

  Authorized Signature                Treasurer                  President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series B, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund III.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation        Equivalent                                         Abbreviation              Equivalent
------------        ----------                                         ------------              ----------
JT TEN              As joint tenants, with rights of survivorship      TEN IN COM                As tenants in common
                    and not as tenants in common                       TEN BY ENT                As tenants by the entireties
                                                                       UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation        Equivalent                                         Abbreviation              Equivalent
------------        ----------                                         ------------              ----------
ADM                 Administrator(s)                                   FDN                       Foundation
                    Administratrix                                     PL                        Public Law
AGMT                Agreement                                          TR                        (As) trustee(s) for, of
CUST                Custodian for                                      UA                        Under Agreement
EST                 Estate, Of estate of                               UW                        Under will of, Of will of,
EX                  Executor(s), Executrix                                                       Under last will & testament
FBO                 For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received, ____________________ hereby sell, assign and transfer
unto:                           (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     _________________         _________________________________________________
                               Please Print or Typewrite Name and Address
                               (including postal Zip Code of Assignee)

     ___________________________________________________________________________

     ___________________________________________________________________________

     ________________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________, ______
                                  Signature(s)__________________________________
Signature Guaranteed By                      (The signature of this assignment
                                              must correspond exactly with the
                                              name as written upon the face of
                                              this Certificate in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatsoever. If more than one
                                              owner, all must sign).

__________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES C

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
   1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72201A 40 0
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                         PIMCO MUNICIPAL INCOME FUND III
                                SHARE CERTIFICATE

          This certifies that Cede & Co. is the owner of ___________________ (______) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series C, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund III, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of August 20, 2002, establishing PIMCO Municipal Income Fund III, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund III, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees property endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:

_______________________________    ______________________       ________________

     Authorized Signature                Treasurer                  President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series C, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund III.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation         Equivalent                                           Abbreviation              Equivalent
------------         ----------                                           ------------              ----------
JT TEN               As joint tenants, with rights of survivorship        TEN IN COM                As tenants in common
                     and not as tenants in common                         TEN BY ENT                As tenants by the entireties
                                                                          UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation         Equivalent                                           Abbreviation              Equivalent
------------         ----------                                           ------------              ----------

ADM                  Administrator(s)                                     FDN                       Foundation
                     Administratrix                                       PL                        Public Law
AGMT                 Agreement                                            TR                        (As) trustee(s) for, of
CUST                 Custodian for                                        UA                        Under Agreement
EST                  Estate, Of estate of                                 UW                        Under will of, Of will of,
EX                   Executor(s), Executrix                                                         Under last will & testament
FBO                  For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

          For value received, ____________________ hereby sell, assign and
transfer unto:                       (I/We)

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ___________________         ______________________________________________.
                                 Please Print or Typewrite Name and Address
                                 (including postal Zip Code of Assignee)

     ___________________________________________________________________________

     ___________________________________________________________________________

     ________________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint ______________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________, _______
                                   Signature(s)_________________________________
Signature Guaranteed By                        (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign).

___________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

          When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

          Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES D

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
   1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72201A 50 9
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                         PIMCO MUNICIPAL INCOME FUND III
                                SHARE CERTIFICATE



          This certifies that Cede & Co. is the owner of ___________________ (______) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series D, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund III, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of August 20, 2002, establishing PIMCO Municipal Income Fund III, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund III, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:

_______________________________    ______________________       ________________

     Authorized Signature                Treasurer                  President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series D, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund III.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation         Equivalent                                           Abbreviation              Equivalent
------------         ----------                                           ------------              ----------
JT TEN               As joint tenants, with rights of survivorship        TEN IN COM                As tenants in common
                     and not as tenants in common                         TEN BY ENT                As tenants by the entireties
                                                                          UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation         Equivalent                                           Abbreviation              Equivalent
------------         ----------                                           ------------              ----------

ADM                  Administrator(s)                                     FDN                       Foundation
                     Administratrix                                       PL                        Public Law
AGMT                 Agreement                                            TR                        (As) trustee(s) for, of
CUST                 Custodian for                                        UA                        Under Agreement
EST                  Estate, Of estate of                                 UW                        Under will of, Of will of,
EX                   Executor(s), Executrix                                                         Under last will & testament
FBO                  For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

     For value received, ____________________ hereby sell, assign and transfer
unto:                       (I/We)

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ___________________         _______________________________________________
                                 Please Print or Typewrite Name and Address
                                 (including postal Zip Code of Assignee)

     ___________________________________________________________________________

     ___________________________________________________________________________

     ________________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________, ______
                                  Signature(s)__________________________________
Signature Guaranteed By                       (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign).

___________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

          When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

          Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES E

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
   1

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72201A 60 8
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                         PIMCO MUNICIPAL INCOME FUND III
                                SHARE CERTIFICATE



     This certifies that Cede & Co. is the owner of ___________________ (______) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series E, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund III, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of August 20, 2002, establishing PIMCO Municipal Income Fund III, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund III, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:

_______________________________    ______________________       ________________

     Authorized Signature                Treasurer                  President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series E, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund III.

EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation         Equivalent                                           Abbreviation              Equivalent
------------         ----------                                           ------------              ----------
JT TEN               As joint tenants, with rights of survivorship        TEN IN COM                As tenants in common
                     and not as tenants in common                         TEN BY ENT                As tenants by the entireties
                                                                          UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act

Abbreviation         Equivalent                                           Abbreviation              Equivalent
------------         ----------                                           ------------              ----------
ADM                  Administrator(s)                                     FDN                       Foundation
                     Administratrix                                       PL                        Public Law
AGMT                 Agreement                                            TR                        (As) trustee(s) for, of
CUST                 Custodian for                                        UA                        Under Agreement
EST                  Estate, Of estate of                                 UW                        Under will of, Of will of,
EX                   Executor(s), Executrix                                                         Under last will & testament
FBO                  For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

          For value received, ____________________ hereby sell, assign and
transfer unto:                       (I/We)

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ___________________         _______________________________________________
                                 Please Print or Typewrite Name and Address
                                 (including postal Zip Code of Assignee)

     ___________________________________________________________________________

     ___________________________________________________________________________

     ________________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________, _______
                                      Signature(s)______________________________
Signature Guaranteed By                           (The signature of this
                                                  assignment must correspond
                                                  exactly with the name as
                                                  written upon the face of this
                                                  Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatsoever. If more than one
                                                  owner, all must sign).

___________________________________
(Signature must be guaranteed by a
commercial bank or trust company or
member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

          When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

          Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.